SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 7, 2005

Date of Report (Date of earliest event reported)

HEARST-ARGYLE TELEVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14776	74-2717523
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue

New York, New York 10106

(Address of Principal Executive Offices)  (Zip Code)

(212) 887-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On December 7, 2005, the Company entered into a new affiliation agreement with the ABC Television Network (the “ABC Affiliation Agreement”) for the following television stations: WCVB (Boston), WMUR (Boston/Manchester), WTAE (Pittsburgh), KMBC (Kansas City), WISN (Milwaukee), WPBF (West Palm Beach), KOCO (Oklahoma City), KOAT (Albuquerque), KITV (Honolulu), WMTW (Portland, ME), KETV (Omaha), WAPT (Jackson) and KHBS (Ft. Smith).  The term of the ABC Affiliation Agreement is from January 1, 2005 through December 31, 2009.  Annual cash compensation to the Company pursuant to the ABC Affiliation Agreement is estimated to be less than 1.75% of the Company’s net operating revenues.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARST-ARGYLE TELEVISION, INC.

By:	/s/ Jonathan C. Mintzer
Name: Jonathan C. Mintzer
Title: Vice President, General Counsel and Secretary

Date: January 3, 2006